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Exhibit 99.19

LETTER OF TRANSMITTAL

Regarding the Offer to Exchange all Outstanding
9 5/8% Senior Secured Notes Due 2012
(CUSIP Numbers 443630AA6 and C44255AA2)
for
9 5/8% Senior Secured Exchange Notes Due 2012
of
Hudson Bay Mining and Smelting Co., Limited

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 7, 2005 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED BY HUDSON BAY MINING AND SMELTING CO., LIMITED IN ITS SOLE DISCRETION. TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK

        You can deliver this Letter of Transmittal (or an agent's message in lieu thereof) and any other required documentation to the Exchange Agent at the following address:

  By Mail, Hand or Overnight Courier:

  The Bank of New York
  Corporate Trust Operations—Reorganization Unit
  101 Barclay Street—7 East
  New York, NY 10286
  Attn: Ms. Carolle Montreuil

  By:
  Telephone: (212) 815-5920
   Facsimile: (212) 298-1915

        Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than the one listed above will not constitute a valid delivery.

        By execution hereof, the undersigned acknowledges receipt and review of the Prospectus dated August 3, 2005 (the "Prospectus") of Hudson Bay Mining and Smelting Co., Limited ("HBMS") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitute HBMS's offer (the "Exchange Offer") to exchange $1,000 in principal amount of a new series of 9 5/8% Senior Secured Exchange Notes Due 2012 (the "Exchange Notes") of HBMS for each $1,000 in principal amount of outstanding 9 5/8% Senior Secured Notes Due 2012 (the "Original Notes") of HBMS. The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting the transfer thereof.

        This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Original Notes are to be physically delivered to the Exchange Agent herewith by Holders; or (ii) if delivery of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer—Book-Entry Transfer" and an "agent's message" is not delivered as described in the Prospectus under the caption "Exchange Offer—Procedures for Tendering Original Notes" and "Exchange Offer—Tendering Through DTC's Automated Tender Offer Program." Tenders by book entry transfer may also be made by delivering an agent's message in lieu of this Letter of Transmittal. Holders of Original Notes whose Original Notes are not immediately available, or who are unable to deliver their Original Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date for the Exchange Offer, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer—Guaranteed Delivery Procedures" by the Expiration Date. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Original Notes are registered on the books of HBMS or any other person who has obtained a properly completed bond power from the registered Holder or (ii) any participant in DTC whose Original Notes are held of record by DTC who desires to deliver such Original Notes by book-entry transfer at DTC.

        The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

        Holders who wish to accept the Exchange Offer and tender their Original Notes must complete this Letter of Transmittal in its entirety (unless such Original Notes are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof).

        List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto. Tenders of Original Notes will be accepted only in authorized denominations of $1,000.

DESCRIPTION OF ORIGINAL NOTES

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)* (Attached signed list if necessary)	Aggregate Principal Amount Tendered (if less than all)**

TOTAL PRINCIPAL AMOUNT OF ORIGINAL NOTES TENDERED

*
Need not be completed by Holders tendering by book-entry transfer.

**
Need not be completed by Holders who wish to tender with respect to all Original Notes listed. See Instruction 2.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:
TC Book-Entry Account:
Transaction Code No(s).:

        Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available, or (ii) who cannot deliver their Original Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and must also complete the Notice of Guaranteed Delivery.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Holder(s) of Original Notes:
Window Ticket No. (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Eligible Institution that Guaranteed Delivery:
DTC Book-Entry Account No(s).:
If Delivered by Book-Entry Transfer:
Name of Tendering Institution:
Transaction Code No(s).:
☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:
Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to HBMS for exchange the principal amount of Original Notes described above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, HBMS all right, title and interest in and to such Original Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of HBMS in connection with the Exchange Offer and as Trustee under the Indenture for the Original Notes and the Exchange Notes) to cause the Original Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, HBMS will acquire good and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or HBMS to be necessary or desirable to complete the exchange, assignment and transfer of tendered Original Notes.

        The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "Exchange Offer—Certain Conditions to the Exchange Offer". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by HBMS) as more particularly set forth in the Prospectus, HBMS may not be required to exchange any of the Original Notes tendered hereby and, in such event, the Original Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

        By tendering, each Holder of Original Notes represents to HBMS that (i) any Exchange Notes received by such Holder are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the Holder; (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Exchange Notes within the meaning of the Securities Act; (iii) such Holder is not an "affiliate" as defined in Rule 405 under the Securities Act of HudBay Minerals Inc. or, if it is an affiliate, it will comply with the applicable registration and prospectus delivery requirements of the Securities Act, to the extent applicable; (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes; (v) if such Holder is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Original Notes that were acquired by it as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act in connection with the resale of such Exchange Notes; and (vi) if such Holder is a Canadian resident, that it is eligible to acquire the Exchange Notes pursuant to an available exemption from the prospectus requirements of the securities legislation of that holder's province of residence.

        For purposes of the Exchange Offer, HBMS shall be deemed to have accepted for exchange validly tendered Original Notes when, as and if HBMS has given oral or written notice thereof to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Original Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Original Notes are submitted for a greater principal amount than the Holder desires to exchange, such unaccepted or non-exchanged Original Notes will be returned without expense to the tendering Holder thereof (or, in the case of Original Notes tendered by book-entry transfer into the account maintained by the Exchange Agent with DTC pursuant to customary book-entry transfer procedures, such non-exchanged Original Notes will be credited to an account maintained with DTC) as promptly as practicable after the expiration or termination of the Exchange Offer.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors, assigns, executors and administrators.

        The undersigned understands that HBMS's acceptance of properly tendered Original Notes pursuant to the procedures described under the caption "Exchange Offer—Procedures for Tendering Original Notes" in the Prospectus and the instructions hereto will constitute a binding agreement between the undersigned and HBMS upon the terms and subject to the conditions of the Exchange Offer.

        The Exchange Offer is subject to certain conditions set forth in the prospectus under the caption "Exchange Offer—Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by HBMS), HBMS may not be required to exchange any of the Original Notes tendered hereby.

        Unless otherwise indicated under "Special Issuance Instruction," please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Original Notes tendered by book-entry delivery, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any certificates for Original Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that HBMS has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instruction" to transfer any Original Notes from the name of the registered holder(s) thereof if HBMS does not accept for exchange any of the Original Notes so tendered.

PLEASE SIGN HERE

(To Be Completed by All Tendering Holders of Original Notes Regardless of Whether Original Notes Are Being Physically Delivered Herewith)

This Letter of Transmittal must be signed by the Holder(s) of Original Notes exactly as their name(s) appear(s) on certificate(s) for Original Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to HBMS of such person's authority to so act. See Instruction 3 herein.

If the signature appearing below is not of the registered Holder(s) of the Original Notes, then the registered Holder(s) must sign a valid proxy.

X	Date:

X	Date:

Signature(s) of Holder(s) or Authorized Signatory

Name(s):	Address:

(Please Print)	(Including ZIP Code)

Capacity(ies):	Area Code and Telephone No.:

Social Security No(s).:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (See Instruction 3 herein) Certain Signatures Must Be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date:

SPECIAL ISSUANCE INSTRUCTIONS (See Instruction 4 herein)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered are to be issued in the name of, or the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Original Notes" within this Letter of Transmittal, or if Original Notes tendered by book-entry transfer that are not accepted are maintained at DTC other than at the account at DTC indicated above.

Name:
(Please Print)

Address:
(Please Print)

Zip Code

Taxpayer Identification or Social Security Number (See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS (See Instruction 4 herein)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted for purchase or the Exchange Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different form that shown in the box entitled "Description of Original Notes" within this Letter of Transmittal or to be credited to an account maintained at DTC other than the account at DTC indicated above.

Name:
(Please Print)

Address:
(Please Print)

Zip Code

Taxpayer Identification or Social Security Number (See Substitute Form W-9 herein)

INSTRUCTIONS

Forming Part of the Terms and Conditions
of the Exchange Offer

        1.     Delivery of this Letter of Transmittal and Original Notes or Agent's message and Book-Entry Confirmations.    All physically delivered Original Notes or any confirmation of a book-entry transfer to the account maintained by the Exchange Agent with DTC of Original Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof (or an agent's message in lieu hereof), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Original Notes should be sent to HBMS.

        Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Exchange Date, or comply with the applicable procedures under DTC's automated tender offer program, prior to the Expiration Date must tender their Original Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted agent's message and notice of guaranteed delivery, in each case setting forth the name and address of the Holder of the Original Notes, the certificate number or numbers of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a facsimilie thereof) or agent's message in lieu thereof, together with the certificate(s) representing the Original Notes (or a Book-Entry Confirmation) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or a facsimilie thereof) or agent's message in lieu thereof, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Original Notes in proper form for transfer (or a Book-Entry Confirmation, as the case may be), must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any Holder of Original Notes who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by HBMS in its sole discretion, which determination will be final and binding. HBMS reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes HBMS's acceptance of which would, in the opinion of counsel for HBMS, be unlawful. HBMS also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Original Notes. HBMS's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as HBMS shall determine. Although HBMS intends to notify Holders of defects or irregularities with respect to tenders of Original Notes, neither HBMS, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Original Notes with respect to which any defects, irregularities or conditions of the Exchange Offer have not been cured or waived by the Expiration Date will be returned without cost by the Exchange Agent to the tendering Holders of Original Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

        2.     Partial Tenders; Withdrawals.    If less than all Original Notes are tendered, the tendering Holder should fill in the number of Original Notes tendered in the third column of the chart entitled "Description of Original Notes." All

Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Original Notes are tendered, Original Notes for the aggregate principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes is not tendered, then a certificate or certificates representing Original Notes for the principal amount of Original Notes not tendered and representing Exchange Notes issued in exchange of any Original Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box in this Letter of Transmittal or unless tender is made through DTC, promptly after the Original Notes are accepted for exchange. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "Exchange Offer—Withdrawal Rights."

        3.     Signature on the Letter of Transmittal; Bond Power and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

        If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of Original Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Original Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Original Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

        If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of Original Notes listed therein, such Original Notes must be endorsed or accompanied by properly completed bond powers which authorized such person to tender the Original Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Original Notes.

        If this Letter of Transmittal (or copy hereof) or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and unless waived by HBMS, evidence satisfactory to HBMS of their authority to so act must be submitted with this Letter of Transmittal.

        Endorsements on Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

        Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Original Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Original Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

        4.     Special Issuance and Delivery Instructions.    Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Original Notes for principal amount not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Original Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        5.     Transfer Taxes.    HBMS shall pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or Original Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder. Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

        6.     Waiver of Conditions.    HBMS reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

        7.     Mutilated, Lost, Stolen or Destroyed Notes.    Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

        8.     Requests for Assistance or Additional Copies.    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

        9.     Irregularities.    All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Original Notes will be resolved by HBMS, whose determination will be final and binding. HBMS reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of HBMS's counsel, be unlawful. HBMS also reserves the right to waive any irregularities or conditions of tender as to the particular Original Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of HBMS, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. HBMS's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

        10.   No Conditional Tenders.    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

        11.   Definitions.    Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

        IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates for Original Notes and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

IMPORTANT TAX INFORMATION

        The Holder is required to give the Exchange Agent the Social Security Number or Employer Identification Number of the Holder of the Original Notes. Consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional guidance on which name and number to report.

TO BE COMPLETED BY ALL TENDERING HOLDERS OF ORIGINAL NOTES

Name (as shown on your income tax return)

Business Name (if different from above)

Address

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor's Request for Taxpayer Identification Number ("TIN") and Certification	Part I—Enter your TIN in the box at right. (For most individuals, this is your Social Security Number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.
Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to give the payor.	Social Security Number OR Employer Identification Number (If awaiting TIN write "Applied For")

Part II—For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.

Part III—Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. (Also see instructions in the enclosed Guidelines.)

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE	DATE

YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TIN

I certify under penalties of perjury that (1) a TIN has not been issued to me, (2) either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future, and (3) I understand that if I have not provided a TIN to payor within 60 days, all reportable payments made to me thereafter will be subject to a 28% backup withholding tax until I provide a properly certified TIN.
Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR ADDITIONAL DETAILS.

        IMPORTANT: This Letter of Transmittal (together with certificates for Original Notes and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to 5:00 p.m., New York City time on the Expiration Date.

(DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered	Original Notes Tendered	Original Notes Accepted

Delivery Prepared by	Checked by	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYOR.—Social Security Numbers ("SSN") have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers ("EIN") have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

For this type of account:			Give the SOCIAL SECURITY Number of—

1.	An individual's account		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC account		The owner(3)
6.	Sole proprietorship or single-owner LLC account		The owner(3)

For this type of account:			Give the EMPLOYER IDENTIFICATION Number of—

7.	A valid trust, estate, or pension trust		The legal entity(4)
8.	Corporation or LLC electing corporate status on Form 8832		The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization		The organization
10.	Partnership or multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments		The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name, and you may also enter your business name or "doing business as" name on the "Business Name" line. Use either the individual's SSN or the business's EIN (if it has one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number ("TIN") of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a TIN, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on broker transactions include the following:

1.
An organization exempt from tax under Section 501(a), an individual retirement account, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
2.
The United States or any agency or instrumentality thereof.
3.
A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
4.
A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
5.
An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

6.
A corporation.
7.
A foreign central bank of issue.
8.
A dealer in securities or commodities required to be registered in the United States, the District of Columbia, or a possession of the United States.
9.
A futures commission merchant registered with the Commodity Futures Trading Commission.
10.
A real estate investment trust.
11.
An entity registered at all times during the tax year under the Investment Company Act of 1940.
12.
A common trust fund operated by a bank under Section 584(a).
13.
A financial institution.
14.
A middleman known in the investment community as a nominee or custodian.
15.
A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for...	THEN the payment is exempt for...

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000	Generally, exempt recipients 1 through 7

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THE FORM, FURNISH YOUR TIN, WRITE "EXEMPT" ON THE FACE OF THE FORM AND SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividend, interest or other payments to give TINs to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not payees are required to file tax returns. Payors must generally withhold with respect to taxable interest, dividend and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TIN.—If you fail to furnish your TIN to a payor, you may be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

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INSTRUCTIONS Forming Part of the Terms and Conditions of the Exchange Offer